Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)      ☐

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

NBTY, Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-2228617
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

5100 New Horizons Boulevard, LLC

(Exact name of obligor as specified in its charter)

New York	20-8512423
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

AMERICAN HEALTH, INC.

(Exact name of obligor as specified in its charter)

Nevada	11-3215708
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ARCO PHARMACEUTICALS, INC.

(Exact name of obligor as specified in its charter)

Delaware	11-1964154
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

ARTHRITIS RESEARCH CORP.

(Exact name of obligor as specified in its charter)

Delaware	11-3571750
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

DE TUINEN LTD.

(Exact name of obligor as specified in its charter)

New York	55-0829244
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Diabetes American Research Corp.

(Exact name of obligor as specified in its charter)

Delaware	20-2521263
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Food Systems, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-0329655
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

GOOD ‘N NATURAL MANUFACTURING CORP.

(Exact name of obligor as specified in its charter)

Delaware	06-1309453
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HEALTHWATCHERS (DE), INC.

(Exact name of obligor as specified in its charter)

Delaware	11-3547669
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HOLLAND & BARRETT, LTD.

(Exact name of obligor as specified in its charter)

New York	11-3521646
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

MET-Rx Nutrition, Inc.

(Exact name of obligor as specified in its charter)

Delaware	74-2900945
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

MET-Rx Substrate Technology, Inc.

(Exact name of obligor as specified in its charter)

California	74-2900977
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

MET-RX USA, Inc.

(Exact name of obligor as specified in its charter)

Nevada	33-0626256
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NABARCO ADVERTISING ASSOCIATES, INC.

(Exact name of obligor as specified in its charter)

New York	11-2337463
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NATURE’S BOUNTY INC.

(Exact name of obligor as specified in its charter)

Delaware	11-3476521
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NATURE’S BOUNTY, INC.

(Exact name of obligor as specified in its charter)

New York	11-3476520
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NATURE’S BOUNTY MANUFACTURING CORP.

(Exact name of obligor as specified in its charter)

Delaware	11-3155471
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NatureSmart, LLC

(Exact name of obligor as specified in its charter)

Colorado	84-1574109
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Acquisition, LLC

(Exact name of obligor as specified in its charter)

Delaware	26-2669276
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY CAH COMPANY

(Exact name of obligor as specified in its charter)

Delaware	57-1179086
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY CAM COMPANY

(Exact name of obligor as specified in its charter)

Delaware	57-1179084
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY China Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-2340410
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY China, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-2340866
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY DISTRIBUTION, INC.

(Exact name of obligor as specified in its charter)

New York	65-1194684
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY FLIGHT SERVICES, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-0405973
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Global, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-4709742
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Global Distribution, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-2825233
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Lendco, LLC

(Exact name of obligor as specified in its charter)

Delaware	26-2669383
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Manufacturing, LLC

(Exact name of obligor as specified in its charter)

Delaware	11-3602075
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY PAH, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-1450146
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Transportation, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-1414398
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Ukraine, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-2417970
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Ukraine 1, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-2418308
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NBTY Ukraine 2, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-2418361
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

NUTRITION HEADQUARTERS (DE), INC.

(Exact name of obligor as specified in its charter)

Delaware	11-3434258
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Precision Engineered Limited (USA)

(Exact name of obligor as specified in its charter)

Delaware	20-0900916
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

PURITAN’S PRIDE, INC.

(Exact name of obligor as specified in its charter)

New York	06-1309452
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Puritan’s Pride of Japan, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-5488286
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Puritan’s Pride Retail Stores, Inc.

(Exact name of obligor as specified in its charter)

New York	26-2411129
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rexall, Inc.

(Exact name of obligor as specified in its charter)

Florida	75-3144967
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rexall Sundown, Inc.

(Exact name of obligor as specified in its charter)

Florida	59-1688986
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

RICHARDSON LABS, INC.

(Exact name of obligor as specified in its charter)

Delaware	94-3290105
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Solgar, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-3140469
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Solgar Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-3140356
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Solgar Mexico Holdings, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-3140561
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

The Ester C Company

(Exact name of obligor as specified in its charter)

Arizona	86-0420399
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

The Non-Irradiated Herbal Manufacturers Group, LLC

(Exact name of obligor as specified in its charter)

Delaware	16-1690316
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

United States Nutrition, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-0375273
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

VITAMIN WORLD, INC.

(Exact name of obligor as specified in its charter)

Delaware	11-2302283
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Vitamin World China, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-3016184
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

VITAMIN WORLD OF GUAM LLC

(Exact name of obligor as specified in its charter)

Delaware	11-3612056
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

VITAMIN WORLD ONLINE, INC.

(Exact name of obligor as specified in its charter)

New York	11-3477485
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

VITAMIN WORLD OUTLET STORES, INC.

(Exact name of obligor as specified in its charter)

Nevada	11-3215707
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Worldwide Sport Nutritional Supplements, Inc.

(Exact name of obligor as specified in its charter)

New York	16-1477378
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2100 Smithtown Avenue Ronkonkoma, New York	11779
(Address of principal executive offices)	(Zip code)

9% Senior Notes due 2018
and Guarantees of 9% Senior Notes due 2018
(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the Trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, N.Y. 10005

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.                                       A copy of the existing By-laws of the Trustee.  (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.                                       The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of March, 2011.

THE BANK OF NEW YORK MELLON

By:	/S/ KIMBERLY AGARD
	Name:	KIMBERLY AGARD
	Title:	VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2010, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar Amounts In Thousands

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,924,000
Interest-bearing balances	64,634,000
Securities:
Held-to-maturity securities	3,651,000
Available-for-sale securities	58,491,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	20,000
Securities purchased under agreements to resell	1,792,000
Loans and lease financing receivables:
Loans and leases held for sale	6,000
Loans and leases, net of unearned income	23,307,000
LESS: Allowance for loan and lease losses	482,000
Loans and leases, net of unearned income and allowance	22,825,000
Trading assets	4,910,000
Premises and fixed assets (including capitalized leases)	1,163,000
Other real estate owned	6,000
Investments in unconsolidated subsidiaries and associated companies	947,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,364,000
Other intangible assets	1,805,000

Other assets	12,317,000
Total assets	181,855,000

LIABILITIES
Deposits:
In domestic offices	65,674,000
Noninterest-bearing	33,246,000
Interest-bearing	32,428,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	75,029,000
Noninterest-bearing	4,900,000
Interest-bearing	70,129,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	3,272,000
Securities sold under agreements to repurchase	1,550,000
Trading liabilities	6,207,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	2,191,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	8,577,000
Total liabilities	165,990,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,591,000
Retained earnings	6,821,000
Accumulated other comprehensive income	-1,044,000
Other equity capital components	0
Total bank equity capital	15,503,000
Noncontrolling (minority) interests in consolidated subsidiaries	362,000
Total equity capital	15,865,000
Total liabilities and equity capital	181,855,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Robert P. Kelly
Gerald L. Hassell	Directors
Catherine A. Rein